                        MECKLENBURG DIALYSIS CENTER, INC.

                          AUDITED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

MECKLENBURG DIALYSIS CENTER, INC.
AUDITED FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1995

                                TABLE OF CONTENTS
                                -----------------


  PAGE #


    1     Accountant's Report

   2-3    Balance Sheet

    4     Statement of Income and Retained Earnings

    5     Statement of Cash Flows

   6-10   Notes to Financial Statements

                 [T. Scott Brumley, CPA Letterhead]


                            April 22, 1996


Board of Directors
Mecklenburg Dialysis Center, Inc.
Charlotte N.C. 28208


We have audited the accompanying balance sheet of Mecklenburg Dialysis Center, Inc. (a North Carolina Corporation) as of December 31, 1995, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Mecklenburg Dialysis Center, Inc., as of December 31, 1995, and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.


Sincerely,

T. Scott Brumley, CPA

                        MECKLENBURG DIALYSIS CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                                     ASSETS



CURRENT ASSETS

     Cash CMA                                   $  22,945
     Cash dividend                                  2,732
     Patient accounts receivable - net of
       allowance for doubtful accounts of
       $143,645                                   368,644
     Receivable - employees                         3,570
     Receivable - Savannah Dialysis                 5,373
     Receivable - Monroe Dialysis                  70,000
     Receivable - Sierra Lab                        6,900
     Note receivable - shareholder                 40,000
     Inventory                                     28,112
                                                  -------
        TOTAL CURRENT ASSETS                                 $   548,276

FIXED ASSETS

     Dialysis machines                            329,768
     Other medical equipment                      134,170
     Office equipment                             100,906
     Furniture                                     98,173
     Leasehold improvements                       268,028
                                                 --------
                                                  931,045
     Less accumulated depreciation               (321,570)
                                                 --------
        NET FIXED ASSETS                                         609,475
                                                             -----------
TOTAL ASSETS                                                 $ 1,157,751
                                                             ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        MECKLENBURG DIALYSIS CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable                                 $   281,350
     Wages payable                                         51,804
     Employee retirement withheld and accrued               3,652
     Current portion of long term debt                     97,000
                                                      -----------
       TOTAL CURRENT LIABILITIES                                     $   433,806

LONG TERM LIABILITIES

     Note payable to a bank                               109,168
     Note payable to a bank                                25,000
     Contra portion of long term debt                     (97,000)
                                                      -----------
       TOTAL NONCURRENT LIABILITIES                                    37,168.00
                                                                     -----------
TOTAL LIABILITIES                                                     470,974.00
                                                                     -----------
STOCKHOLDERS' EQUITY

     Common Stock $1 par value 100,000
       shares authorized, 1,000 shares issued
       and outstanding                                       1,000
     Additional paid in capital                             84,750
     Retained earnings                                     601,027
                                                      ------------
TOTAL STOCKHOLDERS' EQUITY                                               686,777
                                                                         -------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $ 1,157,751
                                                                     ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        MECKLENBURG DIALYSIS CENTER, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



REVENUE:
     Service Income                        $ 3,150,585
     Interest                                      347
                                           ------------

        TOTAL REVENUE                        3,150,932
                                           ------------
EXPENSES:

     Medical supplies and services           1,328,040
     Payroll expenses                          966,714
     Facility rent                             241,000
     Facility expense                           87,278
     General and administrative                155,572
     Patient and professional expense            5,601
     Interest expense                           26,091
     Property taxes                              8,265
     Insurance general                          12,312
     Depreciation expense                      119,228
     Repairs and maintenance                    35,637
     Loss on disposal of asset                   9,165
                                          -------------
        TOTAL EXPENSE                         2,994,903
                                          -------------
NET INCOME                                      156,029

Retained Earnings, Beginning of Year            585,498
Distributions to Stockholders                  (140,500)
                                          -------------
RETAINED EARNINGS, END OF YEAR            $     601,027
                                          =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        MECKLENBURG DIALYSIS CENTER, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


NET INCOME                                       $ 156,029
                                                 ----------
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation                                     119,228
  Loss on disposal of property                       9,165

(Increase) decrease in current assets:
  Patient receivables                               65,744
  Other receivables                                (16,737)
  Inventory                                         16,771

Increase (decrease) in current liabilities:
  Accounts payable                                  14,660
  Accrued wages payable                             26,421
  Employee retirement withheld and accrued          (9,960)
                                                   --------

  NET CASH PROVIDED BY OPERATING ACTIVITIES        381,321
                                                   --------
Cash flows from investing activities:
  Acquisition of property and equipment            (57,355)
                                                   --------

NET CASH USED IN INVESTING ACTIVITIES              (57,355)
                                                   --------

Cash flows from financing activities:
  Distributions to stockholders                   (140,500)
  Principal payment of bank debt                   (67,591)
  Shareholder receivables                          (16,550)
  Principal payment related clinic debt            (40,884)
                                                   --------

  NET CASH USED IN FINANCING ACTIVITIES           (265,525)
                                                  ---------

NET INCREASE IN CASH                                58,441

Cash, Beginning of Year                            (32,764)
                                                 ----------

CASH, END OF YEAR                                $  25,677
                                                 ==========


          Taxes Paid          $       -
          Interest Paid       $  26,091

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

MECKLENBURG DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995


NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING PLOICIES
        ------------------------------------------

        Mecklenburg Dialysis Center, Inc. accounting policies confirm to generally accepted accounting principles applicable to health care providers of health care service. The accompanying financial statements have been prepared on the accrual basis of accounting; revenues are recognized when earned; and, expenses are recorded when the liability is incurred.

        NATURE OF ORGANIZATION
        Mecklenburg Dialysis Center, Inc. is a for profit organization, operated to provide kidney dialysis for patients located in and near by Charlotte, NC. The clinics patient base is maintained from referrals from area hospitals and doctors.

        NET PATIENT SERVICE REVENUE
        Net patient service revenue is reported at the estimated net realizable amounts from patients, third party payors, and others for services rendered, including estimated retroactive adjustments under reimbursement agreements with third-party payors. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in the future periods as final settlements are determined.

        INVENTORIES
        Inventories are stated at the lower of cost or market. Cost is determined by using the first-in, first-out method. Inventories at December 31, 1995 were predominately made up of medical supplies.

        PROPERTY AND EQUIPMENT
        Property and equipment acquisitions are recorded at cost. Depreciation is provided over the estimated useful life of each class of depreciable asset and is computed on the straight-line method. The principal estimated useful lives are: leasehold improvements, 10 to 25 years; dialysis machines, 5 years; medical equipment 5 to 10 years; office equipment, 5 to 10 years; furniture, 5 to 15 years. For tax purposes assets are being depreciated using an accelerated method over there estimated useful lives.

        INCOME TAXES
        The company has elected by the consent of its shareholders to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such election, the Company's federal and state taxable income or loss are passed through to the individual shareholders. Therefore, no provision or liability for income tax has been included in these financial statements.

        (continued)


See accountants' audit report

MECKLENBURG DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

        SUMMARY OF SIGNIFICANT ACCOUNTING PLOICIES (continued)
        ------------------------------------------------------

        CASH EQUIVALENTS
        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents as of December 31, 1995.

NOTE 2- NET PATIENT SERVICE REVENUE
        ---------------------------

        Medicare - a majority of the dialysis patients receive Medicare benefits under a special End Stage Renal Disease (ESRD) program or by meeting age requirements. Medicare reimburses all dialysis providers on a composite rate plan that varies by geographical region. The composite rate allowed by Medicare for treatments provided the Company for 1995 was $119.26 of which Medicare paid 80%. The remaining 20% was usually covered by secondary insurance or Medicaid for those patients with Medicaid coverage.

        Medicaid - For patients with no other insurance coverage including Medicare and with limited incomes, Medicaid becomes the primary source of reimbursement for dialysis treatments. When primary, Medicaid pays 100% of the approved Medicare composite rate ($119.26). As noted above, Medicaid pays the remaining 20% for those patients with both Medicare and Medicaid.

        Commercial Insurance - Commercial insurance companies are primary source of payment for approximately 14% of the company's patients. Commercial insurance is currently billed at $425 per treatment with companies paying varying percentages of the charge, depending upon negotiated terms or the patients individual policy.

        Patient Responsibility - In most circumstances, the patient is responsible for the balance due after all the above sources have paid, and are usually billed on a monthly basis. Many patients are indigent and unable to pay. A large portion of the patient responsibility is uncollectable.

NOTE 3- CONTINGENCIES
        -------------

        A sales tax audit was done on the Company in the fall of 1995. The audit covered the period form January 1, 1990 through September 31, 1995. A dispute arose as to the taxability of certain prescription drugs. The outcome of this audit is still pending, and legal council advises that the maximum liability will be $37,174. A former employee of the Company has filed a complaint with the Equal Employment Oppurtunity Commission for wrongful discharge. The Company's legal council believes there is only a remote possibility that this claim may result in a loss exceeding $10,000.
        (continued)

See accountants' audit report

MECKLENBURG DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

NOTE 4- NOTE PAYABLE AND LONG-TERM DEBT
        -------------------------------

        Notes payable consist of the following at December 31, 1995:

        Note payable to SouthTrust Bank, Charlotte, North Carolina, payable in monthly installments of $6,291.including interest at prime plus .75%, maturity date June 29, 1997, secured by a general security agreement covering all assets of the
        Company.                                                        $   109,168

        Note payable to SouthTrust Bank, Charlotte, North Carolina, payable in monthly installments of $25,000, not including
        interest at prime plus .75%, maturity date January 29, 1996, secured by a general security agreement covering all assets
        of the Company.                                                      25,000
                                                                        -----------
           Total Long - Term Debt                                           134,168

           Less Current Maturities of Long-term debt                         97,000
                                                                        -----------

           Net Long - Term Debt                                         $    37,168
                                                                        ===========

        Maturities of long-term debt are as follows:

                                      1996                              $    97,000
                                      1997                                   37,168
                                      1998                                        -
                                      1999                                        -
                                      2000                                        -
                                      Thereafter                                  -
                                                                        -----------
                                      Total                             $   134,168
                                                                        ===========


        (continued)

See accountants' audit report

                                   Page 8


MECKLENBURG DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

NOTE 5- EMPLOYEE BENEFIT PLANS
        ----------------------

        The Company sponsors a 401(k) Profit Sharing Plan (the "401(k) Plan") under section 401(k) of the Internal Revenue Code. This plan covers all employees who have been with the Company six months and work a minimum
        1,000 hours. For year ended December 31, 1995 the Company matched 50 cents for each dollar of employee deferral, with the Company contributions not to exceed 6% of the employees salary, subject to the limitations imposed by the Internal Revenue Service. The Company's contribution to the 401(k) Plan totaled $10,181 for the year ended
        December 13, 1995.

NOTE 6- RELATED PARTY TRANSACTIONS
        --------------------------

        The Company is affiliated with the following companies through varying degrees of common ownership: Charlotte Artificial Kidney Clinic, Inc.,
        Monroe Dialysis Center, Inc., Lancaster Kidney Center, Inc., Savannah
        Dialysis Center, Inc., Southeast Renal Association P.A., and Sierra
        Laboratory Corporation. All health and dental insurance premiums, for the above companies were paid by Mecklenburg Dialysis Center, Inc., with the above companies lised as affiliates. By doing so, the companies could pool their employees to obtain more favorable insurance rates. All affiliate companies reimbursed the Company on a monthly basis. For the year ended December 31, 1995, the Company was reimbursed the following for health and dental insurance:

               Savannah Dialysis Center, Inc.          $  21,494
               Lancaster Kidney Center, Inc.              26,619
               Monroe Dilysis Center, Inc.                26,511
               Charlotte Artificial Kidney                 8,889
               Southeast Renal Association                31,678
               Sierra Lab Corporation                     10,649

        The Company was owed the following insurance reimbursements at December
        31, 1995.

               Due from Savannah Dialysis              $   5,373
               Due from Sierra Laboratory Corporation      6,900

        The Company paid Sierra Laboratory Corporation $3,888 during 1995 for routine lab services.

        The Company advanced Monroe Dialysis, Inc. $70,000 during 1995 to cover current obilgations.

        (continued)

See accountants' audit report
                                      Page 9


MECKLENBURG DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

NOTE 6- RELATED PARTY TRANSACTIONS (continued)
        --------------------------------------

        The Company leases its facilites from Delta Medical Properties. Delta
        Medical  Properties is related to the Company through common ownership.
        The Company paid Delta Medical Properties (DMP) $220,000 in rent during
        1995 and owed (DMP) an additional $20,000 in back rent.

        A cash management account (CMA) is maintained by the Company that combines the cash balances of Mecklenburg Dialysis Center, Inc., Monroe
        Dialysis Center, Inc., Charlotte Artificial Kidney, and Lacaster Kidney
        Clinc, Inc.. The account was established to keep bank fees to a minimum and earn a higher return on money retained in the account. The Federal
        Deposit Insurance Agency (FDIC) insures bank balances up to $100,000, the CMA bank balance on December 31, 1995 was $107,068.

        The Company has a note receivable from a shareholder for $40,000. The note is unsecured and earns interest at 6% percent per anum, the note is callable on Decmber 31, 1996.

